CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE FIXED INCOME OPPORTUNITIES FUND
Class N (RIMOX)

Supplement dated December 13, 2017, to the
Prospectus dated January 31, 2017, as supplemented,
and the
Statement of Additional Information dated January 31, 2017,
as amended and restated June 2, 2017

The third sentence in the first paragraph in the section titled “Principal Investment Strategies” on page 31 of the Prospectus is replaced in its entirety with the following:

The Fund seeks to invest its net assets opportunistically across a broad spectrum of income yielding securities, including without limitation collateralized loan obligations (“CLOs”).

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The following is added to the section titled “Principal Risks of Investing in the Fund” beginning on page 32 of the Prospectus:

Collateralized Loan Obligations (“CLOs”) – CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described herein. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.

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Alcentra NY, LLC is added as a sub-adviser to the Fund in the section titled “Sub-Advisers” on page 36 of the Prospectus.

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The following is added to the section titled “Portfolio Managers” on page 36 of the Prospectus:

Hiram Hamilton, Portfolio Manager, Global Head of Structured Credit at Alcentra NY, LLC, and Cathy Bevan, Deputy Portfolio Manager, CLO Funds at Alcentra Limited, have managed a portion of the Fund since December 2017.

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The section titled “more about the funds – More about the Bond Funds – More about the Fixed Income Opportunities Fund” on page 53 of the Prospectus is replaced in its entirety with the following:

The Adviser serves as the Fixed Income Opportunities Fund’s primary investment adviser and retains the authority to manage the Fund’s assets. The Adviser has, however, engaged seven sub-advisers, Seix Investment Advisors LLC (“Seix”), Federated Investment Management Company (“Federated”), GML Capital LLP (“GML”), Alcentra Limited (“Alcentra,”), Alcentra NY, LLC (“Alcentra NY”), Ashmore Investment Management Limited (“Ashmore”) and AllFinancial Partners II, LLC (“AllFinancial” and together with Seix, Federated, GML, Alcentra, Alcentra NY and Ashmore, the “Fixed Income Opportunities Fund Sub-advisers”) to make day-to-day investment decisions for portions of the Fund and, in particular, to manage the Fund’s investments in high yield securities, bank loans, CLOs, life insurance policies and related instruments. The Adviser is responsible for overseeing and monitoring the Fixed Income Opportunities Fund Sub-advisers.

The investment selection process followed by each of Seix, Federated, GML, Alcentra, Alcentra NY and Ashmore, and information regarding AllFinancial’s role with respect to the Fixed Income Opportunities Fund’s investments in Policies, is summarized below.

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The first paragraph under “The Alcentra Investment Selection Process” in the section titled “more about the funds – More about the Bond Funds – More about the Fixed Income Opportunities Fund” on page 54 of the Prospectus is replaced in its entirety with the following:

Alcentra is primarily responsible for the Fixed Income Opportunities Fund’s investments in European non-investment grade bank loans and, together with Alcentra NY, is responsible for the Fixed Income Opportunities Fund’s investments in collateralized loan obligations. Alcentra and Alcentra NY seek to identify investment opportunities that combine an attractive current return with a strong probability of ultimate return of capital.

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The following is added to the section titled “more about the funds – More about the Bond Funds – More about the Fixed Income Opportunities Fund” immediately after “The Alcentra Investment Selection Process” on page 54 of the Prospectus:

THE ALCENTRA NY AND ALCENTRA LIMITED INVESTMENT SELECTION PROCESS

Together with Alcentra Limited, Alcentra NY (together, “Alcentra Group”) is responsible for the Fixed Income Opportunities Fund’s investments in U.S. and European CLO mezzanine securities with a rating at time of purchase ranging from B-/B3 to A+/A1, or equivalent. Alcentra Group seeks to generate attractive risk-adjusted returns by investing predominantly in what Alcentra Group believes to be attractively priced mezzanine tranches of U.S. and European CLOs.

Alcentra Group’s CLO investment philosophy is based on a credit focused, bottom-up approach. The key components of the investment process are sourcing, fundamental analysis, team discussion and investment decision, execution and trading, and monitoring. The investment process is underpinned by detailed fundamental credit analysis. The four underlying elements of this fundamental analysis are: 1) collateral analysis; 2) liability analytics; 3) cash flow analytics, and 4) documentation review. During its analysis, Alcentra Group focuses on several areas including default and downgrade rates, yield, price, potential investment return, and the weighted average life of the investment. When analyzing the value and suitability of CLO tranches Alcentra Group also considers the collateral composition, subordination levels and cash flows, and reviews underlying collateral for downgrade and default risk of individual assets, recovery rate expectations, the amount of second lien and mezzanine exposure in the portfolio, the pricing of the underlying assets, distressed assets within the pool and pre-payment rates. The suitability of an investment is a consensus-driven process; however, the ultimate buy/sell decisions are made by the portfolio managers.

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The following is added to the section titled “more about the funds’ risks - Principal Risks of the Funds” beginning on page 55 of the Prospectus:

Collateralized Loan Obligations (Fixed Income Opportunities Fund) – CLO securities are subject to credit, liquidity, prepayment and interest rate risks. Adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the related issuer or obligor to make payments of principal or interest. Such investments may be speculative. In addition, as a holder of CLO securities, the Fund will have limited remedies available upon the default of the CLO. For example, from time to time, the market for CLO transactions has been adversely affected by a decrease in the availability of subordinated financing for transactions, in part in response to regulatory pressures on providers of financing to reduce or eliminate their exposure to such transactions. CLOs may invest in concentrated portfolios of assets. The concentration of an underlying portfolio in any one obligor would subject the related CLO securities to a greater degree of risk with respect to defaults by such obligor and the concentration of a portfolio in any one industry would subject the related CLOs to a greater degree of risk with respect to economic downturns relating to such industry.

CLO securities are generally illiquid and dealer marks may not represent prices where assets can actually be purchased or sold in the market from time to time. Accordingly, the mark-to-market value of CLOs may be volatile. The value of the CLO securities owned by the Fund generally will fluctuate with, among other things, the financial condition of the obligors or issuers of the underlying portfolio of assets of the related CLO (“CLO Collateral”), general economic conditions, the condition of certain financial markets, political events, developments or trends in any particular industry and changes in prevailing interest rates. Consequently, holders of CLO securities must rely solely on distributions on the CLO Collateral or proceeds thereof for payment in respect thereof. If distributions on the CLO Collateral are insufficient to make payments on the CLO securities, no other assets will be available for payment of the deficiency and following realization of the CLO securities, the obligations of such issuer to pay such deficiency generally will be extinguished.

Issuers of CLO securities may acquire interests in loans and other debt obligations by way of sale, assignment or participation. The purchaser of an assignment typically becomes a lender under the credit agreement with respect to the loan or debt obligation; however, its rights can be more restricted than those of the assigning institution. In purchasing participations, an issuer of CLO securities will usually have a contractual relationship only with the selling institution, and not the borrower. The CLO generally will have neither the right directly to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, nor have the right to object to certain changes to the loan agreement agreed to by the selling institution. The CLO may not directly benefit from the collateral supporting the related loan and may be subject to any rights of set-off the borrower has against the selling institution. In addition, in the event of the insolvency of the selling institution, the CLO may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the loan. Consequently, the CLO may be subject to the credit risk of the selling institution as well as of the borrower.

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The following is added immediately before the “Ashmore Investment Management Limited” sub-section in the section titled “management of the funds – Sub-Advisers and Portfolio Managers – Fixed Income Opportunities Fund” on page 70 of the Prospectus:

Alcentra NY, LLC. Alcentra NY is the U.S.-based investment advisory business and a subsidiary of BNY Alcentra Group Holdings, Inc. Alcentra NY is a limited liability company established in the State of Delaware and is located at 200 Park Avenue, New York, NY, 10166. Alcentra NY is regulated by the SEC. Alcentra NY and its affiliates had assets under management of $34.7 billion as of September 30, 2017.

Hiram Hamilton and Cathy Bevan have primary responsibility for the day-to-day investment decisions with respect to Alcentra Group’s portion of the Fund. Mr. Hamilton is Portfolio Manager, Global Head of Structured Credit. He joined Alcentra NY in 2017 and Alcentra Limited in 2008. Ms. Bevan is Deputy Portfolio Manager, CLO Funds. She joined Alcentra Limited in 2012. Prior to joining Alcentra Limited, Ms. Bevan worked at Citigroup as a Vice President on the structured credit team, focusing on structuring collateralized loan obligations.

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The last paragraph of the section titled “The Funds” beginning on page 1 of the Statement of Additional Information is replaced in its entirety with the following:

As the investment adviser to the Muni High Income Fund, the High Yield Bond Fund and the Fixed Income Opportunities Fund, City National Rochdale allocates portions of those Funds’ assets among one or more of Guggenheim Partners Investment Management, LLC (“Guggenheim”), Seix Investment Advisors LLC (“Seix”), Federated Investment Management Company (“Federated”), GML Capital LLP (“GML Capital”), Alcentra Limited (“Alcentra”), Alcentra NY, LLC (“Alcentra NY”), Ashmore Investment Management Limited (“Ashmore”) and AllFinancial Partners II, LLC (“AllFinancial”) (each a “Sub-Adviser” and collectively the “Sub-Advisers”), respectively. Each of the Sub-Advisers serves as a sub-adviser to a Fund, as described more fully below.

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The paragraph entitled “Collateralized Debt Obligations” in the section titled “Investment Techniques and Risk Considerations – Permitted Investments” beginning on page 8 of the Statement of Additional Information is replaced in its entirety with the following:

Collateralized Debt Obligations. Each Fund may invest in collateralized debt obligations (“CDOs”), which are securitized interests in pools of assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (“CLO”) or collateralized bond obligation (“CBO”) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

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The first paragraph of the section titled “Sub-Advisers – The Fixed Income Opportunities Fund” on page 68 of the Statement of Additional Information is replaced in its entirety with the following:

Each of Seix, Federated, GML Capital, Alcentra, Alcentra NY, Ashmore and AllFinancial serves as a sub-adviser of the Fixed Income Opportunities Fund pursuant to a sub-advisory agreement (collectively, the “Sub-Advisory Agreements”) with the Adviser. Seix, Federated and GML Capital have served as sub-advisers to the Fixed Income Opportunities Fund since the reorganization of its Rochdale Predecessor Fund into the Fixed Income Opportunities Fund on March 29, 2013. Alcentra has served as sub-adviser to the Fixed Income Opportunities Fund since March 2014. Ashmore and AllFinancial have served as sub-advisers to the Fixed Income Opportunities Fund since June 2014. Alcentra NY has served as sub-adviser to the Fixed Income Opportunities Fund since December 2017.

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The following is added to the section titled “Sub-Advisers – The Fixed Income Opportunities Fund” on page 68 of the Statement of Additional Information:

A summary of the Board’s considerations associated with the approval of the Sub-Advisory Agreement with Alcentra NY and Alcentra Limited will be included in the Funds’ Semi-Annual Report for the period ended March 31, 2018.

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The first paragraph of the section titled “Portfolio Managers – Fixed Income Opportunities Fund” on page 74 of the Statement of Additional Information is replaced in its entirety with the following:

Portions of the Fixed Income Opportunities Fund are managed by Garrett D’Alessandro of City National Rochdale, George Goudelias of Seix, Mark Durbiano of Federated, Stefan Pinter, Theodore Stohner and Maxim Matveev of GML Capital, Graham Rainbow of Alcentra, Hiram Hamilton of Alcentra NY and Cathy Bevan of Alcentra Limited, Mark Coombs, Robin Forrest, Herbert Saller and Ricardo Xavier of Ashmore, and Michael Krasnerman of AllFinancial.

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The following is added to the section titled “Portfolio Managers – Fixed Income Opportunities Fund” beginning on page 74 of the Statement of Additional Information:

Alcentra Group Portfolio Managers. Mr. Hamilton and Ms. Bevan co-manage the following accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	4	$3,041	3	$433
Other Accounts:	6	$1,080	5	$644

Alcentra Group’s compensation structure generally includes a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align employees’ interest with the firm’s longer term goals.

The Human Resources and Compensation Committee of BNY Mellon, the ultimate parent company of Alcentra Group, oversees BNY Mellon’s (including Alcentra Group’s) enterprise-wide employee compensation and benefit policies and programs. It reviews and is responsible for other compensation plans, policies and programs in which the executive officers participate and the incentive, retirement, welfare and equity plans in which all employees participate. All decisions in relation to employee compensation are based on an annual appraisal process and are made by Alcentra Group in consultation with the group’s remuneration committee.

Portfolio managers are compensated based on the performance of the product, not the growth of assets under management. The following are taken into consideration when assessing the compensation of a portfolio manager: achieving or exceeding the return objectives of the respective fund/mandates, identifying and executing investment opportunities and trade execution, and management of portfolio risk. References from other market participants may be sought.

Mr. Hamilton and Ms. Bevan do not own any shares of the Fixed Income Opportunities Fund.

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The following is added to the section titled “Portfolio Managers – Potential Conflicts of Interest in Portfolio Management” beginning on page 78 of the Statement of Additional Information:

Alcentra NY

Alcentra NY has adopted an Allocation of Investment Opportunities Amongst Client Funds policy in order to ensure that investment opportunities are allocated among different investment funds in a fair and equitable manner.

Alcentra NY seeks to identify potential allocation issues as early in the investment process as possible so that Alcentra NY can effectively manage any conflicts or potential conflicts that may arise. The Alcentra NY portfolio managers for a fund who originate the investment opportunity, including the Chief Investment Officer, are responsible for assessing whether the investment opportunity fits within the investment objectives of any other fund. If the Alcentra NY Investment Committee approves the investment opportunity and the portfolio managers desire to invest more than one fund’s capital commitments to such investment, then the investment opportunity is expected to be allocated fairly among those funds. When an allocation of an asset is apportioned among more than one fund the price of the asset is the same for each fund.

Some of the funds managed by Alcentra NY are closed-end funds with fixed amounts of capital to invest. Once investments in the portfolio are sold, the proceeds may be used to purchase new assets during the reinvestment period. After the reinvestment period the proceeds are usually required to pay down the liabilities of the fund and generally cannot be reinvested by the fund (subject to certain exceptions in some funds for the recycling of temporary investments and recycling of distributions). Other funds managed by Alcentra NY are open ended structures which are subject to subscriptions and redemptions. Accordingly, available liquidity is an important factor in determining what investments can be acquired by a fund.

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“Alcentra Proxy Voting Policy” in APPENDIX A to the Statement of Additional Information is replaced in its entirety with the following:

ALCENTRA GROUP PROXY VOTING POLICY

With respect to the Fixed Income Opportunities Fund, Alcentra Group will only invest in 1) loans, 2) debt securities, and 3) CLO mezzanine securities with a rating at time of purchase ranging from B-/B3 to A+/A1, or equivalent, from at least one nationally recognized rating agency. Such investments typically do not have extensive voting rights except in the event that rights attaching to those instruments are modified, or proposed to be modified, or equity securities are issued in respect of a debt for equity swap, or similar conversion. In the rare instances where Alcentra Group has proxy voting responsibility, Alcentra Group votes (or refrains from voting) proxies for the Fund in a manner that Alcentra Group, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, Alcentra Group may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain securities that might impose costly or time-consuming in-person voting requirements). Alcentra Group’s approach is driven by the Fund’s economic interests. Alcentra Group maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund’s affiliates (if any), Alcentra Group or Alcentra Group’s affiliates (if any), from having undue influence on Alcentra Group’s proxy voting activity. In the rare event that such conflict does arise, Alcentra Group has developed policies with respect to proxy voting which include how to handle conflicts of interest which may arise from time-to-time when voting.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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